Execution Version

ACKNOWLEDGEMENT OF AND CONSENT TO FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT
(Pledgors)
Dated: January 7, 2019

Each of the Pledgors listed on Annex I hereto has read the First Lien/Second Lien Intercreditor Agreement, dated as of July 1, 2015, between Barclays Bank PLC, in its capacities as First Lien Facility Agent and Applicable First Lien Agent, and Wells Fargo Bank, National Association, in its capacities as Second Lien Facility Agent and Applicable Second Lien Agent (as amended, renewed, extended, supplemented, restated, replaced or otherwise modified from time to time, the “First Lien/Second Lien Intercreditor Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.

1.Each of the Pledgors executes and delivers this instrument to evidence its acknowledgment of and consent to the First Lien/Second Lien Intercreditor Agreement. Each of the Pledgors agrees not to take any action that would be contrary to the express provisions of the First Lien/Second Lien Intercreditor Agreement and agrees that, except as otherwise provided therein, including with respect to those provisions of which the Company is an intended third party beneficiary, no Secured Party shall have any liability to the Pledgors for acting in accordance with the provisions of the First Lien/Second Lien Intercreditor Agreement and the other Documents referred to therein. Each of the Pledgors understands that no Pledgor is an intended beneficiary or third party beneficiary of the First Lien/Second Lien Intercreditor Agreement except that it is an intended beneficiary and third party beneficiary thereof with the right and power to enforce with respect to the applicable provisions set forth in Section 8.17 (No Third Party Beneficiaries).

2.Notwithstanding anything to the contrary in the First Lien/Second Lien Intercreditor Agreement or provided herein, each of the undersigned acknowledges the Pledgors shall not have any right to consent to or approve any amendment, renewal, extension, supplement, modification or waiver of any provision of the First Lien/Second Lien Intercreditor Agreement except to the extent their rights are affected (in which case the Company shall have the right to consent to or approve any such amendment, amendment, renewal, extension, supplement).

3.Each of the undersigned further agrees that it will not will bring any action or proceeding arising out of or relating to the First Lien/Second Lien Intercreditor Agreement in any court other than New York Courts (it being acknowledged and agreed by the parties to the First Lien/Second Lien Intercreditor Agreement that any other forum would be inconvenient and inappropriate in view of the fact that more of the parties hereto who would be affected by any such action or proceeding have contacts with the State of New York than any other jurisdiction).

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Annex I (Supplement No. 6)

Pledgors	Jurisdiction of Organization
Fire & Security Holdings, LLC	Delaware
Red Hawk Fire & Security, LLC	Colorado
RED HAWK FIRE & SECURITY (NY), LLC	New York
RED HAWK FIRE & SECURITY (CA), LLC	California
RED HAWK SECURITY SYSTEMS, LLC	Texas
TELE-TECTOR OF MARYLAND, INC.	Maryland
Red Hawk Fire & Security (CHES), LLC	Delaware
ATCi Communications, Inc.	Florida
FIRE SYSTEMS INTERNATIONAL, INC.	New York
Pratt Landry Associates, Inc.	Louisiana
Century Sprinkler Holdings Corporation	Delaware
Chain Electric Holdings, Inc.	Delaware

A-1

IN WITNESS HEREOF, this Acknowledgement of and Consent to First Lien/Second Lien Intercreditor Agreement is hereby executed by each of the Pledgors as of the date first written above.

FIRE & SECURITY HOLDINGS, LLC RED HAWK FIRE & SECURITY, LLC RED HAWK FIRE & SECURITY (NY), LLC
RED HAWK FIRE & SECURITY (CA), LLC
RED HAWK SECURITY SYSTEMS, LLC TELE-TECTOR OF MARYLAND, INC. RED HAWK FIRE & SECURITY (CHES), LLC
ATCI COMMUNICATIONS, INC.
FIRE SYSTEMS INTERNATIONAL, INC. PRATT LANDRY ASSOCIATES, INC. CENTURY SPRINKLER HOLDINGS CORPORATION
CHAIN ELECTRIC HOLDINGS, INC.

By:	/s/ P. Gray Finney
Name: P. Gray Finney
Title: Senior Vice President, Chief Legal Officer and Secretary

[Signature Page to First Lien/Second Lien Intercreditor Agreement (Pledgor Consent)]